SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (date of earliest event reported) November 12, 1998


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




    Delaware                         0-16014                     23-2417713
 (State or other            (Commission File Number)           (IRS Employer
 jurisdiction of                                            Identification No.)
 incorporation)



                Main at Water Street - Coudersport, PA 16915-1141 (Address of
               principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830





Item 5.  Other Events.

         The Registrant is filing certain exhibits herewith under Item 7 hereof, which are with respect to recently announced events.


Item 7.  Financial Statements and Exhibits

Exhibit No.          Description

4.01 First Supplemental Indenture, dated as of November 12, 1998, with respect to the Registrant's 8-3/8% Senior Notes due 2008, between the Registrant and the Bank of Montreal Trust Company (Filed herewith)

4.02 Registration Rights Agreement between Adelphia Communications Corporation and the Initial Purchaser, dated November 12, 1998, regarding the Registrant's 8-3/8% Senior Notes due 2008 (Filed herewith)

4.03 Indenture, dated as of January 13, 1999, with respect to the Registrant's 7-1/2% Senior Notes due 2004 and 7-3/4% Senior Notes due 2009 , between the Registrant and the Bank of Montreal Trust Company (Filed herewith)

4.04 Registration Rights Agreement between Adelphia Communications Corporation and the Initial Purchaser, dated January 13, 1999, regarding the Registrant's 7-1/2% Senior Notes due 2004 and 7-3/4% Senior Notes due 2009 (Filed herewith)

4.05                 Form of 7-1/2% Senior Note due 2004 (Contained in
                     Exhibit 4.03)

4.06                 Form of 7-3/4% Senior Note due 2009 (Contained in
                     Exhibit 4.03)

10.01 Purchase Agreement among Adelphia Communications Corporation and Barclays Capital, Inc. (the "Initial Purchaser") dated November 6, 1998 (Filed herewith)

10.02 Purchase Agreement among Adelphia Communications Corporation and Salomon Smith Barney Inc., Credit Suisse First Boston Corporation, Goldman Sachs & Co., Lehman Brothers Inc. and NationsBanc Montgomery Securities LLC (the "Initial Purchasers") dated January 6, 1999 (Filed herewith)

10.03 Credit Agreement, dated as of December 30, 1998,among Parnassos, L.P. as the Borrower, various financial institutions as the Lenders, The Bank of Nova Scotia as the Administrative Agent, Nationsbank, N.A.as the Documentation Agent, and TD SECURITIES (USA) INC.as the Syndication Agent (Filed herewith)

10.04 Registration Rights Agreement among Adelphia Communications Corporation, Doris Holdings, L.P. and Highland Holdings II dated January 14, 1999 (Filed herewith)

99.01 Press Release dated January 21, 1999 regarding the Registrant's acquisition of Verto Communications, Inc. (Filed herewith)

99.02 Press Release dated January 28, 1999 regarding the Registrant's repurchase agreements with FPL Group, Inc. on Adelphia Stock and Olympus Interests.








                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 25, 1999           ADELPHIA COMMUNICATIONS CORPORATION

                                            (Registrant)

                                 By:   /s/ Timothy J. Rigas
                                           Timothy J. Rigas
                                           Executive Vice President, Treasurer
                                           and Chief Financial Officer


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                                                                   EXHIBIT INDEX

Exhibit No.          Description

4.01 First Supplemental Indenture, dated as of November 12, 1998, with respect to the Registrant's 8-3/8% Senior Notes due 2008, between the Registrant and the Bank of Montreal Trust Company (Filed herewith)

4.02 Registration Rights Agreement between Adelphia Communications Corporation and the Initial Purchaser, dated November 12, 1998, regarding the Registrant's 8-3/8% Senior Notes due 2008 (Filed herewith)

4.03 Indenture, dated as of January 13, 1999, with respect to the Registrant's 7-1/2% Senior Notes due 2004 and 7-3/4% Senior Notes due 2009 , between the Registrant and the Bank of Montreal Trust Company (Filed herewith)

4.04 Registration Rights Agreement between Adelphia Communications Corporation and the Initial Purchaser, dated January 13, 1999, regarding the Registrant's 7-1/2% Senior Notes due 2004 and 7-3/4% Senior Notes due 2009 (Filed herewith)

4.05                 Form of 7-1/2% Senior Note due 2004 (Contained in
                     Exhibit 4.03)

4.06                 Form of 7-3/4% Senior Note due 2009 (Contained in
                     Exhibit 4.03)

10.01 Purchase Agreement among Adelphia Communications Corporation and Barclays Capital, Inc. (the "Initial Purchaser") dated November 6, 1998 (Filed herewith)

10.02 Purchase Agreement among Adelphia Communications Corporation and Salomon Smith Barney Inc., Credit Suisse First Boston Corporation, Goldman Sachs & Co., Lehman Brothers Inc. and NationsBanc Montgomery Securities LLC (the "Initial Purchasers") dated January 6, 1999 (Filed herewith)

10.03 Credit Agreement, dated as of December 30, 1998,among Parnassos, L.P. as the Borrower, various financial institutions as the Lenders, The Bank of Nova Scotia as the Administrative Agent, Nationsbank, N.A.as the Documentation Agent, and TD SECURITIES (USA) INC.as the Syndication Agent (Filed herewith)

10.04 Registration Rights Agreement among Adelphia Communications Corporation, Doris Holdings, L.P. and Highland Holdings II dated January 14, 1999 (Filed herewith)

99.01 Press Release dated January 21, 1999 regarding the Registrant's acquisition of Verto Communications, Inc. (Filed herewith)

99.02 Press Release dated January 28, 1999 regarding the Registrant's repurchase agreements with FPL Group, Inc. on Adelphia Stock and Olympus Interests.





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